SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            U.S. Wireless Data, Inc.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         .......................................................................
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or
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         1) Amount Previously Paid:
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         2) Form, Schedule or Registration Statement No.:
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         3) Filing Party:
         .......................................................................
         4) Date Filed: ........................................................

                            U.S. WIRELESS DATA, INC.
                          2200 Powell Street, Suite 800
                          Emeryville, California 94608



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of U.S. Wireless Data, Inc.:

     The  Annual  Meeting of  Shareholders  of U.S.  Wireless  Data,  Inc.  (the
"Company")  will  be  held  at  2200  Powell  Street,   Suite  800,  Emeryville,
California, at 2:00 p.m., Pacific Time, on March 6, 2000, for the following purposes:

          1.   To elect a Board of Directors for the ensuing year;

          2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the total number of authorized shares of capital stock from 55,000,000 to 225,000,000, of which 200,000,000 shall be Common Stock, no par value per share ("Common Stock") and 25,000,000 shall be Preferred Stock, no par value per share ("Preferred Stock");

          3. To consider and act upon a proposal to adopt the Company's 2000 Stock Option Plan;

          4. To ratify the appointment of M.R. Weiser & Co. LLP as the independent auditors and public accountants for the Company for the fiscal year ending June 30, 2000; and

          5. To transact such other business as may properly come before the meeting.


     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on February 3, 2000, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open to examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Company's principal office at 2200 Powell Street, Suite 800, Emeryville, California 94608.

     Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                           By Order of the Board of Directors



                                           Robert E. Robichaud
                                           Secretary

Emeryville, California
____ __, 2000

                            U.S. WIRELESS DATA, INC.
                          2200 Powell Street, Suite 800
                          Emeryville, California 94608

                                 (510) 596-2025


                                 PROXY STATEMENT


Solicitation and Revocability of Proxy

     This  proxy  statement  ("Proxy  Statement")  and  the  accompanying  proxy
("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of U.S. Wireless Data, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the principal executive office of the Company, 2200 Powell Street, Suite 800, Emeryville, California 94608 on March 6, 2000 at 2:00 p.m., Pacific Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

     The mailing address of the Company's principal executive office is 2200 Powell Street, Suite 800, Emeryville, California 94680, and its telephone number at this office is (510) 596-2025.

Shares Outstanding, Voting Rights and Proxies

     Only holders of shares of the Company's common stock, no par value per share (the "Common Stock") of record at the close of business on February 3, 2000 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding ____ [To be provided] shares of Common Stock and 1,954,705 shares of Series B Preferred Stock, no par value per share (the "Series B Preferred
Stock"). Each outstanding share of Common Stock is entitled to one vote. The Series B Preferred Stock does not generally have voting rights except as specifically provided under Colorado law.

     The holders of a majority of the outstanding shares of the Company entitled to vote on the matters discussed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a plurality of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for election of the nominees as directors. The approval of a majority of outstanding shares of the Company entitled to vote on the matter is required to amend the Articles of Incorporation. In all other matters, the approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of such matters.

     The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

     The persons named as proxies are Dean M. Leavitt and Robert E. Robichaud. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by such Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3 and 4 and in accordance with the Proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

No Dissenter's Rights

         Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal with respect to any matter to be acted upon.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is February 4, 2000.

                    INFORMATION RELATING TO VARIOUS PROPOSALS

Information Concerning Directors

     At the time of the Annual Meeting, the Board will consist of three incumbent members who are seeking to be elected at the meeting to hold office until the next annual or special meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than nine (9) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy. Each of the nominees is currently a director of the Company.

     Dean M. Leavitt, Chester N. Winter and Alvin C. Rice, all of whom are incumbent directors, and have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed herein. Information regarding directors is set forth below.

     The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company and the individuals nominated and recommended to be elected by the Board and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

The following table contains certain information with respect to the directors and executive officers of the Company.

Name                 Age     Principal Occupation                 Director Since
---------------      ---     --------------------                 --------------
Dean M. Leavitt      40      Chief Executive Officer & Chairman   May 1999
                             of the Board of the Company

Chester N. Winter    68      General Partner of Colorado          February 1994
                              Incubator Fund, L.P.

Alvin C. Rice        76      Vice Chairman of Merchant's Group    June 1998
                              International, Inc.

     Dean M.  Leavitt.  Mr.  Leavitt  became  the Chief  Executive  Officer  and
Chairman of the Board of the Company on May 3, 1999. Prior to joining the Company, Mr. Leavitt was President of US Data Capture, Inc., which is headquartered in Greenwich, Connecticut. US Data Capture is a "boutique" credit card processing company which Mr. Leavitt founded in 1991. US Data Capture specializes in formulating and implementing sophisticated credit card acceptance applications for clients such as hospitals, universities, municipalities, publishing houses, professional sports teams and sporting events, transportation companies and other card-accepting organizations. Prior to founding US Data Capture, Mr. Leavitt served as Senior Vice President and Director of Finance at Rosenschein Properties, a real estate development company, Senior Vice President of Finance at Kellogg Properties, a real estate acquisitions and development firm and as an associate in the Private Placements Department at Sybedon Corporation, an investment banking firm that served the real estate community. Mr. Leavitt holds a Bachelor of Arts degree in economics and psychology from Emory University in Atlanta, Georgia.

     Chester N. Winter. Mr. Winter is a general partner of Colorado Incubator Fund, L.P., a venture capital fund which invests in early stage high technology enterprises including software, materials, medical and bio- technology; a position he has held since 1991. Since March 1993 he has also been Vice President of Paradigm Partners, LLC, a consulting company. Mr. Winter became a director of the Company in February 1994. From February 1994 until September 1995 he served as Chairman of Highland Energy, Inc., a subsidiary of Eastern Utility Associates. He holds B.A. and M.S. degrees in Economics from the University of Colorado and has completed the Owner/President Management Program at Harvard University Graduate School of Business.

     Alvin C. Rice. Mr. Rice is a Vice Chairman of Merchant's Group International, Inc., a private merchant bank located in San Francisco, California, that he joined on June 1, 1999. Prior to June 1, 1999, and since June 1, 1998, Mr. Rice was affiliated with entrenet Group, LLC, a management and consulting limited liability company, as a senior associate. He became a director of the Company on June 1, 1998. His career in banking, investment banking and commercial business management has spanned over 40 years. He served as Chairman of California Bancorp Systems, Inc. from January 1994 until December 1997 and as Chairman of the First National Bank of Marin from 1989 until December 1993. Mr. Rice has also served as a Director of Memorex Corporation, Fairchild Camera & Instrument Co., and the Montreal Trust Company. He is a cum laude and Phi Beta Kappa graduate of Stanford University from which he received a B.A. degree. He attended the Graduate School of Banking at the University of Wisconsin and Harvard's Advanced Management Program.

     In connection with the current Bridge Financing, as defined below, the Company agreed to appoint a designee of the bank affiliate lender to the Board and to have an observer present at all meetings of the Board. The bank affiliate lender has not yet named such persons. The Board will increase the number of directors to four when the bank affiliate lender names its designee. See "Certain Relationships and Related Transactions Transactions with an Investment Banking Firm and Dean M. Leavitt."

Committees of the Board - Board Meetings

     The Company does not currently have a separate standing audit committee. The audit committee functions are performed by the full Board. The audit committee recommends engagement of the Company's independent accountants, approves services performed by such accountants, and reviews and evaluates the Company's accounting system of internal controls. The audit committee did not meet during fiscal year 1999; however the functions of the audit committee were exercised by the full Board. The Board plans to appoint an audit committee in the near term. The Company does not have standing nominating or compensation committees. The Board as a whole performs the functions that these committees would perform.

     During fiscal year 1999, the Board held 12 meetings and acted once by consent without a meeting. All directors attended more than 75% of the aggregate number of meetings of the Board.

Other Executive Officer

     The other executive officer of the Company who is not also a director is:

Name                    Age     Position with the Company         Officer Since
-------------------     ---     -------------------------         -------------
Robert E. Robichaud     46      Chief Financial and Accounting   September 1997
                                Officer, Treasurer and
                                Secretary

Business Experience of the Other Executive Officer

     Robert E. Robichaud. Mr. Robichaud has served as the Company's Chief Financial and Accounting Officer, Treasurer and Secretary since September 1997. From 1985 to 1997, Mr. Robichaud held several key financial management positions at Triad Systems Corp. including Director of Financial Planning and Analysis and most recently, Director of Finance. Triad Systems is a provider of software, hardware and information management solutions which recorded 1997 revenues in excess of $175 million. Triad Systems was a National Association of Securities Dealers Automated Quotation ("NASDAQ") System listed company and was acquired by Cooperative Computing Inc. on February 27, 1997. Prior to 1985, Mr. Robichaud held several financial positions with Mohawk Data Sciences. Mr. Robichaud received a B.S. in Economics from Fairfield University in 1976 and an M.B.A. from Rutgers Graduate School of Business in 1978.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with an Investment Banking Firm and Dean M. Leavitt

     On December 23, 1999, the Company entered into an agreement with an investment banking firm in connection with a proposed equity private placement. The securities contemplated to be issued in the proposed equity private placement will not be, and the securities issued in the bridge financing described below have not been, registered under the Securities Act of 1933, as amended, (the "Securities Act") and may not be offered or sold in the United
States absent registration or an applicable exemption from registration requirements.

     In connection with the engagement of the bank, the Company entered into an agreement on December 30, 1999, with an entity affiliated with the bank under which it agreed to lend the Company up to $1,000,000, subject to certain conditions (the "Bridge Financing"), including that (a) Dean M. Leavitt, the Company's Chief Executive Officer, make and honor a similar commitment to lend the Company up to $100,000, (b) Mr. Leavitt remain the Company's Chief Executive Officer and a director and (c) the Company is able to enter into an agreement to convert, modify or purchase the outstanding Series B Preferred Stock and 6% Convertible Debentures on terms acceptable to the lender. The loans are secured by substantially all of the Company's assets pursuant to General Security Agreements and each loan is evidenced by a note, bearing interest at a rate of 8% per annum and due on the earlier of (x) the date a change of control (as defined in the note) occurs, (y) the date the Company concludes a debt or equity financing in which the Company receives at least $5,000,000 of gross proceeds, or (z) December 30, 2000. The notes include certain negative covenants, including prohibitions on the payment of certain dividends, redemptions and asset sales and limitations on the incurrence of indebtedness, liens and the issuance, prior to March 31, 2000, of securities. The lenders may, at their option, convert the outstanding principal amount of the notes into securities issued in connection with any private placement transaction on the same terms as investors in such placement. In addition, the Company has agreed to appoint a designee of the bank affiliate lender to the Board and to have an observer present at all meetings of the Board. The bank affiliate lender has not yet named such persons. These rights expire after the note and any subsequent notes have been satisfied.

     In connection with the commitments to lend up to $1,100,000, the Company also issued the bank affiliate lender a warrant to purchase 13,636,363 shares of Common Stock at an exercise price of $0.01 per share and the Company issued to Mr. Leavitt a similar warrant to purchase 1,363,637 shares of our common stock. The warrants may be exercised at any time, subject to certain conditions, including the approval by the Company's shareholders of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock. See Proposal 2: "Approval of Amendment of Articles of Incorporation to Increase the Authorized Share Capital." The warrants expire on December 30, 2006. If the bank is unable or unwilling to complete the private placement contemplated by the December 23rd agreement, then, subject to certain exceptions described below, the lenders will pay the Company a break-up fee of $5,000,000, payable at the lenders' option either in cash or by cancellation of 50% of the warrants. Such break-up fee would not be payable if certain events occur, including (a) certain breaches by the Company, (b) Mr. Leavitt's no longer being an officer and director, (c) the Company being unable to increase the authorized Preferred Stock and Common Stock by April 28, 2000 and (d) the Company being unable to enter into agreements to redeem, convert, amend or retire the Series B Preferred Stock or 6% Convertible Debentures by March 1, 2000 on terms satisfactory to the bank. The lender and Mr. Leavitt have certain demand and "piggyback" registration rights, commencing in June 2000, as to the shares of Common Stock underlying the warrants.

     Currently, the Company does not have enough authorized Common Stock for the warrants to be exercised. As a result, the Company entered into Economic Participation Agreements with the lenders which are intended to provide the lenders with the economic equivalent of ownership of the shares of Common Stock underlying the warrant in the event that the Company is unable to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock. The Economic Participation Agreements terminate at such time as a sufficient number of shares of our Common Stock is authorized and reserved for issuance upon the exercise of the warrants, unless the Company has failed to amend its Articles of Incorporation by April 28, 2000, in which case the lenders is entitled to liquidated damages which are calculated in accordance with the agreement. See Proposal 2: "Approval of Amendment of Articles of Incorporation to Increase the Authorized Share Capital."

     As of January 10, 2000, the Company had received an aggregate of $500,000 pursuant to the Bridge Financing, of which $466,298.33 was received from the lender and $33,701.66 was received from Mr. Leavitt.

     As a condition to the completion of the proposed equity private placement, the Company has agreed to reprice a warrant to purchase 2,687,500 shares of Common Stock from their current exercise price of $3.00 per share to the market price of the Common Stock on December 23, 1999. See "Executive Compensation --Current Employment Agreement and Change In Control Provisions Applicable to Executive Officers and Directors." In addition, the Company has agreed to issue Mr. Leavitt options to purchase 2,500,000 shares of Common Stock to be granted under the Company's proposed 2000 Stock Option Plan (the "Option Plan"). See Proposal 3: "Adoption of the Company's 2000 Stock Option Plan."

Transactions with Cardservice International, Inc.

     From August 1994 through the present, Caesar Berger, a director of the Company until May 1999, was also an officer of the Company's largest customer, Cardservice International, Inc. ("CSI"). Roger Peirce, another former officer and director of the Company was a "nonvoting" director of CSI. Sales to CSI approximated $564,000 and $178,000 in fiscal years 1999 and 1998, respectively.

     On October 28, 1998, the Company borrowed the principal amount of $500,000 from the Chief Executive Officer and 50% owner of CSI, Charles Burtzloff. The note bore interest at 8% per annum and was payable in full on the earlier of the receipt by the Company of proceeds from the sale of Common Stock to Mr. Burtzloff or January 1, 1999. In consideration for the loan, the Company also agreed to issue to Mr. Burtzloff a warrant exercisable to purchase 25,000 shares of Common Stock at $3.038 per share. The warrant expires on October 27, 2001. On March 19, 1999, the Company and Mr. Burtzloff agreed to convert the principal and accrued interest on the note into 589,213 shares of Common Stock. The shares were issued on June 24, 1999.

     During fiscal 1996, CSI purchased $162,500 of raw materials (point-of-sale terminal components) on behalf of the Company in exchange for 142,544 shares of Common Stock issued subsequent to June 30, 1996 at 150% of the then current fair market value plus registration rights after one year on all stock owned by CSI. This transaction increased CSI's ownership in the Company from 2% to 5%. At June 30, 1998, CSI had completely divested its stock interest in the Company.

     Additionally, the Company provides sales rebates to CSI on POS-50(R) units sold by CSI to end users of product built with the raw materials purchased using the amounts advanced from CSI. Through June 30, 1999, a total of $93,000 had been paid under the agreement.

Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates

     In July 1997, the Company entered into a Consulting Agreement with Liviakis Financial Communications, Inc. and its affiliates, Messrs. John Liviakis and
Robert B. Prag, pursuant to which LFC agreed to provide the Company with financial and business consulting and public and investor relations services
(the "LFC Consulting Agreement"). The Company was obligated to pay LFC consulting fees of $10,000 in cash and 300,000 shares of its Common Stock over the one-year term of the LFC Consulting Agreement. Of the shares, 75% were issued to LFC and 25% to Mr. Prag. Pursuant to the LFC Consulting Agreement, the Company was also obligated to pay LFC cash equal to 2.5% of the gross proceeds received in any direct financing located for the Company by LFC.

     The Company also sold a total of 3,500,000 shares of Common Stock and warrants to purchase up to an additional 1,600,000 shares of Common Stock exercisable at $.01 per share to Mr. Liviakis (2,625,000 shares and 1,200,000 warrants) and Mr. Prag (825,000 shares and 400,000 warrants) in August 1997 for $500,000 in cash. The warrants were exercised during fiscal 1998 and 1999. Pursuant to this transaction, LFC and these affiliates became significant shareholders of the Company. The Common Stock issued for cash, under the LFC Consulting Agreement and upon exercise of the warrants to LFC and its affiliates, has certain registration rights (which include the right to register any other shares of the Company which they may possess at the time of any registration in which they have a right to include shares), including one-time demand rights and unlimited piggyback rights.

     Pursuant to the LFC Consulting Agreement, Messrs. Liviakis and Prag were granted the right to approve the appointment of certain officers and directors of the Company. Messrs. Liviakis and Prag approved the appointment of Messrs. Peirce and Russel to the Board during the first half of fiscal year 1999. Messrs. Liviakis and Prag no longer have the right to approve the appointment of officers and directors of the Company.

     Since the LFC related financing transaction and the LFC Consulting Agreement were entered into by the Company at approximately the same time, the Company has treated these transactions as one transaction for accounting purposes. Based on the fair market value of the Common Stock as determined by an independent valuation, the initial 3,500,000 shares of Common Stock and warrants to purchase 1,600,000 shares of Common Stock issued in the transactions, net of cash proceeds received, were valued at approximately $1,285,000 and recorded as prepaid consulting services. The consulting services were amortized on a straight-line basis over the term of the LFC Consulting Agreement commencing with the July 25, 1997 effective date of the agreement. The 300,000 shares which were issuable over the term of the LFC Consulting Agreement were valued as such shares vested, and resulted in an additional $1,085,000 in consulting expenses during fiscal year 1998. All of these shares were included in the registration statement that became effective August 7, 1998. None of the shares were sold under the registration statement prior to the shares being removed from registration by a post-effective amendment filed as of June 24, 1999.

     In December 1997, the Company paid LFC $76,500 in connection with the closing of the sale of $3,060,000 of 8% Convertible Debentures which were due on December 31, 1999 but converted to Series A Preferred Stock in February 1998. The Company paid LFC $50,000 in conjunction with the July 1998 closing of the sale of $2,000,000 of 6% Convertible Subordinated Debentures due July 21, 2000.

     Between October 14 and November 30, 1997, the Company received several bridge loans from LFC in the total amount of $475,000. The Company was obligated to pay LFC interest on the amount borrowed at the rate of 9% per annum. The Company paid LFC the amount due on these loans, with interest at the stated rate, from the proceeds of the sale of the 8% Convertible Debentures sold in December 1997.

     On June 30, 1998, the Company and LFC extended LFC's consulting relationship with the Company through a new consulting agreement covering the period from August 1, 1998 through March 15, 1999 (the "New LFC Agreement"). The terms of the New LFC Agreement are substantially the same as the original LFC Consulting Agreement. For services to be rendered under the New LFC Agreement, LFC received 290,000 shares of Common Stock, at $4.375 per share issuable as a signing bonus upon execution of the New LFC Agreement. LFC received 75% of the shares and 25% were issued to Mr. Prag. The Common Stock issued to LFC under the New LFC Agreement has certain registration rights. In conjunction with the New LFC Agreement, LFC agreed to a further lock-up of all shares owned by LFC and its affiliates, pursuant to which they agreed not to sell such shares prior to February 1, 1999, even though certain of those shares were included in the registration statement which became effective August 7, 1998. Under the New LFC Agreement, the Company also agreed to expand its Board of Directors to include two additional outside directors acceptable to LFC. During the first half of fiscal 1999, the appointment of Messrs. Peirce and Russell to the Board was approved by LFC. Messrs. Peirce and Russell have since resigned from the Board.

     On September 22, 1998, the Company borrowed $1,300,000 from LFC under a note, which was due April 1, 1999, and bore interest at 8% per year. The Company used $1 million of the proceeds to redeem $833,000 of its Series A Preferred Stock. Substantially all available intangible assets of the Company were pledged to secure the note. During the period from November 1998 through February 1999, the Company received bridge loans from LFC totaling $690,000 in the form of 8% notes payable due April 1, 1999. On March 19, 1999, the Company and LFC agreed to the conversion of $1,990,000 of principal plus accrued interest on the note to 2,344,458 shares of Common Stock at a price of $1.09375 per share. The shares were issued on June 24, 1999.

     On March 12, 1999, LFC guaranteed a $250,000 promissory note due June 12, 1999 and bearing interest at 10% issued by the Company, in favor of RBB Bank Aktiengesellschaft ("RBB") in connection with a loan of $250,000 by RBB to the Company. See "- Transactions with RBB."

     In conjunction with the May 6, 1999 Series B Preferred Stock financing, Mr. Liviakis agreed to transfer a total of 443,077 shares of Common Stock owned by him to the finder who located the cash purchaser of the Series B Preferred Stock. The shares were transferred as "restricted securities" as defined in Rule 144 under the Securities Act and do not have any registration rights. In December 1999, the Company issued 443,077 replacement shares of restricted Common Stock to Mr. Liviakis.

     On July 1, 1999, the Company entered into an agreement with LFC to provide the Company with public relations and investor relations services through March 15, 2000. The Company issued 690,000 shares of Common Stock at $.60 per share to LFC for its services under this agreement. LFC is entitled to receive a 2.5% cash finder's fee for financing located by LFC and a 2% finder's fee based on the "total consideration provided" through any acquisition located by LFC.

     LFC and its present and former affiliates have agreed not to sell any of the Common Stock acquired in these various transactions prior to March 15, 2000, which is the end of the current consulting agreement term.

     In order to induce the lender to enter into the Bridge Financing, Mr. Liviakis, owner of 7,443,458 shares of Common Stock, has agreed to vote in favor of Proposal 2. See Proposal 2: "Approval of Amendment of Articles of Incorporation to Increase the Authorized Share Capital."

Transactions with entrenet Group, LLC

     In June 1997, the Company entered into a consulting agreement with entrenet Group, LLC ("entrenet"), for purposes of assisting the Company in strategic planning, the creation of a detailed business and marketing plan and in locating financing sources. For its services, the Company issued a $150,000 convertible promissory note to entrenet, with interest payable at 10% per annum, due in full on or before June 2, 1998. At entrenet's election, the principal and interest converted into 328,750 shares of Common Stock during the fiscal year ended June 30, 1998, at $.50 per share. In addition, the Company was obligated to pay entrenet a finder's fee of 8% for any direct financing it located for the Company, payable in Company securities identical to the new financing. During fiscal 1998, the Company and entrenet were in discussions over the interpretation of the provisions specifying the consideration payable to entrenet as its finder's fee for locating LFC. The matter was resolved in November 1997, whereby the Company agreed to issue entrenet a total of 280,000 shares of Common Stock issuable to it under the note and as payment of the finder's fee. Those shares were issued in April 1998 and included in the registration statement, which became effective August 7, 1998, although none of the shares were sold under the registration statement prior to the shares being removed from registration by a post-effective amendment filed as of June 24, 1999.

     As of March 12, 1998, the Company entered into an agreement with entrenet to provide business and financial consulting services to the Company and to assist the Company in locating additional financing. The term of the agreement was for six months from March 12, 1998 and the agreement automatically renews for additional six-month terms unless at least 60 days notice is given to terminate the agreement prior to the end of a term. For its advisory services under the agreement, entrenet was paid a fee of $60,000 plus interest at 10% per annum in July 1998. In addition, entrenet received a warrant to purchase 10,435 shares of Common Stock at $5.75 per share, exercisable until March 11, 2003. This consulting agreement was terminated in September 1998. The Company agreed to pay the remaining fees to entrenet of $20,000 and issued a warrant to purchase 8,333 shares of Common Stock at $2.40 per share until September 11, 2003. The shares issuable on exercise of this warrant carry certain registration rights. No warrants have been exercised as of June 30, 1999. entrenet is entitled to receive certain finder's fees on future financings and other transactions between the Company and certain specified parties within two years of September 12, 1998.

Transactions with RBB Bank

     RBB Bank is the record owner, as agent for various of its clients, of 270,000 shares of the Series A Preferred Stock, which it purchased in December 1997. RBB Bank originally purchased as agent for its clients, $1,600,000 of 8% Convertible Subordinated Debentures Due December 31, 1999 (all of which converted to 1,600,000 shares of Series A Preferred Stock as of February 9,
1998) in an "arms-length" transaction, thereby making RBB Bank, as agent for its clients, a significant shareholder of the Company.

     As of March 12, 1998, the Company and Richard P. Draper and his assignee, Tillicombe International, LDC ("Tillicombe"), entered into an agreement by which Mr. Draper and Tillicombe agreed to allow the Company to assign to third parties the Company's rights in a call option which the Company had on 367,684 shares of Common Stock owned by Tillicombe (the "Call Option") in return for payment to Tillicombe of $25,000 and the release of the Company's voting and option rights as to 30,000 shares which were also subject to the Call Option. The Company originally acquired the Call Option in October 1995, in conjunction with the dissolution of a subsidiary, Direct Data, Inc., which the Company acquired in 1994, in which Mr. Draper was a principal shareholder. Between March 15 and June 15, 1998, the Company sold and assigned the Call Option on 250,000 shares to RBB Bank. RBB Bank purchased the Call Option in five increments of 50,000 share options each, and paid the Company 85% of the average last sale price of the underlying shares over the five days prior to the date of acquiring each Call Option, less the Call Option exercise price of $.25 per share. In each transaction, RBB Bank paid the acquisition price for the Call Option, as well as the exercise price to Tillicombe prior to taking delivery of the shares. The Company realized a total of approximately $997,000 from the sale of these Call Options to RBB Bank.

     Effective July 1, 1998, the Company borrowed $250,000 from RBB Bank and issued a promissory note which was payable in full on or before September 9, 1998. The loan was intended as a short-term bridge loan and was repaid from the proceeds of the Company's 6% Debentures issued on July 22, 1998. In conjunction with this loan, the Company also issued a warrant to RBB Bank to purchase 20,000 shares of Common Stock at $4.375 per share, exercisable through September 9, 2001.

     On July 22, 1998, RBB Bank purchased $1,000,000 of the Company's 6% Convertible Subordinated Debentures due July 21, 2000, together with a warrant to purchase 50,000 shares of Common Stock at $4.50 per share, exercisable through July 21, 2001. The shares underlying the 6% Debentures and the warrants are included in the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") as of June 30, 1999 (SEC File No. 333-81897) which is not yet effective as of the date of this Proxy Statement.

     Effective September 17, 1998, the Company and RBB Bank agreed that the Company would redeem 440,583 shares of Series A Preferred Stock held by RBB Bank for $528,700. RBB Bank agreed to refrain from converting any additional shares of Series A Preferred Stock until at least October 15, 1998 after which time one-third of the shares of Series A Preferred Stock could be converted to Common Stock on each of October 15, November 15, and December 15, 1998, respectively. In conjunction with this transaction, the Company agreed to issue Common Stock purchase warrants exercisable to purchase that number of shares of Common Stock equal to five percent (5%) of the number of shares of Series A Preferred Stock held by the participating investor at the end of each one month period, exercisable at the current market price of the Common Stock at each issuance date (the "Series A Redemption Warrants"). The Company issued RBB Bank Series A Redemption Warrants to purchase: 46,485 shares exercisable at $2.40 per share through October 15, 2001; 35,471 shares exercisable at $3.36 per share through November 15, 2001; and 35,471 shares exercisable at $3.69 per share through December 15, 2001. The Company also agreed to increase the dividend rate from 4% to 8% on the balance of the unconverted Series A Preferred Stock and to file a new registration statement with the SEC by October 31, 1998, to register the shares underlying the Series A Redemption Warrants as well as additional shares issuable upon conversion of the Series A Preferred Stock beyond those included in the SB-2 Registration Statement declared effective August 7, 1998. That registration had included an insufficient number of shares to cover all conversions of Series A Preferred Stock because of a decline in the market price of the Common Stock subsequent to effectiveness of that registration statement. The Company failed to file the required registration statement but has included the shares underlying the Series A Redemption Warrants in the registration statement filed with the SEC as of June 30, 1999 (SEC File No. 333-81897) which was not yet effective as of the date of filing of this Proxy Statement.

     On March 12, 1999, the Company borrowed $250,000 from RBB Bank, entering into a note and Common Stock purchase agreement. As part of the agreement, 50,000 shares of Common Stock and a $250,000 promissory note bearing interest at 10% and due June 12, 1999 were issued to RBB Bank. LFC agreed to guarantee the note. In connection with the issuance of the note, the Company also granted RBB Bank a right of first refusal to fund any additional bridge financing needed by the Company, to be exercised within one day of RBB Bank being notified of the terms of any such additional bridge financing. The shares issued under this agreement are restricted securities, and the Company agreed to include the shares in the registration statement filed for the 6% Convertible Debentures and other share issuances. The shares are included in the registration statement filed with the SEC as of June 30, 1999 (SEC File No. 333-81897), which was not yet effective as of the date of filing of this Proxy Statement.

     The March 12, 1999 loan from RBB Bank was intended as a short-term bridge loan and was originally required to be repaid from the proceeds of any aggregate equity placements done by the Company that amounted to at least $1,000,000 in equity financing. In April 1999, in conjunction with the closing of the Series B Preferred Stock placement, the gross proceeds of which amounted to $1,500,000, RBB Bank agreed to waive the right to immediate repayment of the $250,000 owed to it. RBB Bank agreed to forbear from initiating an action against the Company to collect the amount due until the earlier of receipt by the Company of funding in the aggregate of at least $2,500,000 or December 1, 1999. The Company is currently in discussions with RBB Bank regarding the disposition of the current principal balance of $225,000.

     In May 1999, RBB Bank agreed to accept a total of 227,353 shares of the Company's Series B Preferred Stock in lieu of penalties and interest owing through June 30, 1999 on $1,000,000 of the Company's 6% Debentures held by RBB Bank's clients, and to waive certain prior defaults on the 6% Debentures and the related registration rights agreement. RBB Bank also agreed not to declare the 6% Debentures in default for failure to pay interest or register the underlying shares of Common Stock unless and until the holders of the Series B Preferred Stock have the right to require the Company to redeem the Series B Preferred Stock as of October 10, 1999.

     On June 30, 1999, the Company filed a registration statement on Form SB-2 (SEC File No. 333-81897) in which RBB Bank is named as selling security holder for shares of Common Stock underlying $1,000,000 of 6% Debentures, various Common Stock purchase warrants (described above), 227,353 shares of Series B Preferred Stock and 50,000 shares of Common Stock, all held by RBB Bank's clients. A total of 4,127,639 shares of Common Stock are included in that registration statement for sale by RBB Bank's clients. As of the date of this Proxy Statement, the registration statement has not yet been declared effective. RBB Bank has requested that upon filing an amendment to that registration statement the Company include all shares of Common Stock underlying RBB Bank's clients Series A Preferred Stock.

     The Company is currently negotiating with the holders of the Serires B Preferred Stock and the 6% Convertible Debentures to convert, modify or purchase such securities. See "-- Transactions with an Investment Banking Firm and Dean
M. Leavitt."

Transactions with ADATOM, Inc.

     During fiscal 1998, the Company purchased furniture and equipment in the approximate amount of $200,000 through a company owned by Richard Barton, a director of the Company at the time of the purchases.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors, and persons owning more than ten percent of a registered class of the Company's equity securities ("ten percent shareholders") to file reports of ownership and changes of ownership with the SEC. Officers, directors, and ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC.

     To the Company's knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, and written representations that no other reports were required, the Company believes that during the Company's fiscal year ended June 30,1999, all Section 16(a) filing requirements applicable to the Company's officers, directors, and ten percent shareholders were met, except as follows: the timely filing of Form 3 by Mr. Leavitt, the Company's current Chief Executive Officer and Chairman of the Board.

                             EXECUTIVE COMPENSATION

     The following table shows all the compensation paid by the Company to its Chief Executive Officer (the "Named Executive Officer") and certain other officers during the fiscal years ended June 30, 1999, 1998 and 1997.

                                           Summary Compensation Table


                                                 Annual Compensation             Long Term Compensation
                                           ---------------------------------   -------------------------
                                                                     Other      Restricted     Securities
                                                                    Annual        Stock       Underlying      All Other
   Name and Principal         Fiscal       Salary       Bonus      Compen-        Awards      Options and     Compensa-
        Position               Year         ($)          ($)       sation ($)       ($)       Warrants(#)(7)   tion ($)
   ------------------         ------      --------      ------     ---------     ----------   -------------   ----------

Rod L. Stambaugh,              1999        $ 130,000      -          (6)            -          700,000           -

President (1) (5)              1998        $ 113,333   $34,750       (6)            -             -              -

                               1997        $  79,881      -          (6)            -             -              -

Evon  A. Kelly,                1999        $ 150,000      -          (6)            -             -              -

Chief Executive Officer (2)    1998        $ 131,250      -          (6)            -        600,000 (8)         -

                               1997                -      -           -             -             -              -

Roger L. Peirce                1999        $  43,750      -          (6)            -       1,300,000 (9)        -

Chief Executive Officer (3)    1998                -      -           -             -             -              -

                               1997                -      -           -             -             -              -

Dean M. Leavitt                1999        $  21,667      -          (6)            -         5,375,000          -

Chief Executive Officer (4)    1998                -      -           -             -             -              -

                               1997                -      -           -             -             -              -

Robert E. Robichaud,           1999        $ 125,000      -          (6)            -          300,000           -

Chief Financial and            1998        $ 101,756   $10,417       (6)            -           50,000           -

Accounting Officer (5)         1997                -      -           -             -             -              -

-------------------

     (1) Mr. Stambaugh served as President from October 1996 until August 1997 when Mr. Kelly commenced service as President.
     (2) Mr. Kelly commenced service to the Company as of August 1997 and resigned as CEO and Chairman in August 1998. He served as an employee of the Company under an employment agreement with the Company until August 20, 1999.
     (3) Mr. Peirce served as the Company's CEO and Chairman from August 17, 1998 through March 19, 1999.
     (4) Mr. Leavitt joined the Company in May 3, 1999 as CEO and Chairman of the Board and presently serves in that capacity.

     (5) Mr. Robichaud commenced service as of September 1997. The bonus amounts include $25,000 for Mr. Stambaugh and $10,000 for Mr. Robichaud, which were accrued but not paid as of yet.
     (6) No amounts are shown under "Other", as the aggregate incremental cost to the Company of personal benefits provided to the executive officer did not exceed the lesser of $50,000 or 10% of his annual salary and bonus during the year.
     (7) All options were granted outside the 1992 Stock Option Plan, except certain options issued to Mr. Stambaugh (100,000 option shares) and Mr. Robichaud (100,000 option shares).
     (8) Reflects options granted to Mr. Kelly during 1998; of that number 492,000 options had vested as of the date Mr. Kelly left the Company.
     (9) Reflects options granted to Mr. Peirce during 1999; of that number 189,583 options had vested as of the date Mr. Peirce left the Company.

Option Grants in Fiscal Year Ending June 30, 1999

     The following table reports information with respect to individual grants of options to the Named Executive Officer and the other executive officers named in the Summary Compensation Table above.


                                    Option Grants in Last Fiscal Year
                                          (Individual Grants)

                              Number of      Percent of Total
                             Securities      Options/Warrants
                             Underlying         Granted to             Exercise Or
                          Options/Warrants     Employees in             Base Price                 Expiration
     Name                    Granted (#)      Fiscal Year (1)            ($/Share)                     Date
     ----                 -----------------   ---------------           ----------                 -----------
Rod L. Stambaugh                100,000(4)        1.1                      2.563                     11/23/08

                                600,000(5)        6.5                      0.844                      5/13/09

Evon A. Kelly                    --                --                        --                         --

Roger L. Peirce (2)           1,300,000          14.1                      2.563                      9/1/02

Dean M. Leavitt (3)           2,687,500          29.2                      0.875                      5/06/09

                              2,687,500          29.2                      3.000                      5/06/09

Robert E. Robichaud              50,000(6)        0.5                      2.563                     11/23/08

                                250,000(7)        2.7                      0.844                     05/13/09

-------------------

     (1) A total of 9,215,000 options and warrants were granted to employees, including executive officers, during fiscal year 1999.

     (2) On August 21, 1998, the Company granted options to Mr. Peirce to purchase 1,000,000 shares of the Common Stock at $3.438 per share the estimated fair market value at date of grant. In November 1998, the Company and Mr. Peirce agreed to cancel the original 1,000,000 share option and the Company granted Mr. Peirce an option to purchase 1,300,000 shares of Common Stock, exercisable at $2.563 per share. As of March 19, 1999, the date Mr. Peirce left the Company, a total of 189,583 of the options were fully vested. All options granted to Mr. Peirce were outside the Company's Amended 1992 Stock Option Plan (the "Plan").
     (3)  All warrants granted to Mr. Leavitt were outside the Plan.
     (4)  100,000 options were granted to Mr. Stambaugh under the Plan.
     (5)  600,000 option were granted to Mr. Stambaugh outside the Plan.
     (6)  50,000 options were granted to Mr. Robichaud under the Plan.
     (7)  250,000 options were granted to Mr. Robichaud outside of the Plan.

     As reflected in the following table, reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any existing stock options owned by the Named Executive Officer and the year-end price of the Common Stock.

                Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                              Number of Securities                 Value of
                                                             Underlying Unexercised           Unexercised In-the-
                              Shares           Value         Options and Warrants at           Money Options and
                           Acquired on      Realized ($)            FY-End (#)              Warrants at FY-End ($)
     Name                  Exercise (#)         (1)         Exercisable/Unexercisable    Exercisable/Unexercisable(2)
     ----                  ------------     ------------    -------------------------    ----------------------------

Rod L. Stambaugh                --               --            479,990/375,010                  $22,352/$0

Evon A. Kelly                   --               --            456,000/36,000(3)                     0/0

Roger L. Peirce                 --               --            189,583/0                             0/0

Dean M. Leavitt                 --               --            470,313/4,904,687                     0/0

Robert E. Robichaud             --               --            171,913/178,088                       0/0

------------------

(1) Calculated by subtracting the average traded price of the underlying shares of the Common Stock on the date of exercise less the exercise price of the option.
(2) Represents the difference between $0.66, the average traded price of the Common Stock at fiscal year end, and the exercise price of the option.
(3) In accordance with Mr. Kelly's employment agreement, a maximum of 492,000 of the 600,000 shares granted may become exercisable through the end of his one-year employment term.

Other Executive Compensation Paid During Fiscal 1999

     Roger L. Peirce served as the Company's Chief Executive Officer from August 17, 1998 through March 19, 1999 pursuant to an employment agreement with the Company. He was paid salary at the rate of $75,000 per year. He received a total of $43,750 in compensation during his tenure with the Company. On August 21, 1998, the Company granted options to Mr. Peirce to purchase 1,000,000 shares of Common Stock at $3.438 per share the estimated fair market value at date of grant. In November 1998, the Company and Mr. Peirce agreed to cancel the original 1,000,000 share option and the Company granted Mr. Peirce an option to purchase 1,300,000 shares of the Common Stock, exercisable at $2.563 per share, the estimated fair market value of the grant, for ten years from November 23, 1998. Options to purchase 39,016 shares were granted as incentive stock options under the Company's Amended 1992 Stock Option Plan (the "Plan") and those options are subject to all of the terms and conditions of incentive stock options issued under the Plan. The balance of the options were issued outside the Plan as "non-qualified options." They have the same exercise terms as the incentive options issued under the Plan but expire on the earlier of September 1, 2002 or one year from the date Mr. Peirce ceases to serve the Company in any capacity, including as an employee, officer, director or consultant. All of the options vested immediately upon issuance but are subject to the Company's right to repurchase the shares at the price Mr. Peirce paid for them. The Company's right to repurchase the shares expires over a 48 month period at the rate of 2.08% of the shares per month. The repurchase rights of the Company terminate completely (thereby vesting Mr. Peirce's right in and to 100% of the shares) in the event of a change in control of the Company. As of March 19, 1999, the date Mr. Peirce left the Company, a total of 189,583 of the options were vested and thus beyond the Company's right of repurchase.

Current Employment Agreements and Change In Control
Provisions Applicable To Executive Officers and Directors

     Dean M. Leavitt. The Company has an employment agreement with Dean M. Leavitt to act as the Company's Chief Executive Officer and Chairman of the Board. The agreement became effective as of May 3, 1999 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least one month prior to the end of each term. Mr. Leavitt is to receive salary at the rate of $130,000 per year during the first 90 days of the agreement and $200,000 per year thereafter, plus reimbursement of certain customary business expenses. If Mr. Leavitt is terminated without "cause" or determines to leave for "good reason" (as these terms are defined in the agreement), Mr. Leavitt is entitled to severance pay for one year, payable at regular pay intervals, at a rate of his base salary at the time of termination for any part of the severance period falling within the initial two-year term or any extension term, and at a negotiated rate for any payments due after such term, but no less than 50% of his base salary at the time of termination. The Company also issued warrants to Mr. Leavitt to purchase up to 5,375,000 shares of the Common Stock. Half of the warrants, or 2,687,500, are exercisable at $.875 per share, the exercise price being the estimated fair market value of the underlying stock on May 3, 1999, the date of grant, and vest 10% upon grant with the balance vesting over the following 12 months. The second half of the warrants, or 2,687,500, have an original exercise price of $3.00 per share and vest 50% one year following the grant date with the remaining balance vesting over the following six months. As a condition to the completion of the proposed equity private placement, the Company has agreed to reprice the 2,687,500 warrants to the market price of the Common Stock on December 23, 1999. See "Certain Relationships and Related Transactions--Transactions with an Investment

Banking Firm and Dean M. Leavitt." All warrants held by Mr. Leavitt immediately prior to termination of employment within six months of a "change of control" or upon a termination by the Company without "cause" or by Mr. Leavitt for "good reason" become immediately vested and exercisable. A "change of control" is defined as (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's capital stock are converted into cash, securities or other property other than a consolidation or merger of the Company in which the holders of the Company's voting stock immediately prior to the consolidation or merger shall, upon consummation of the consolidation or merger, own at least 50% of the voting stock of the surviving corporation, or any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or (b) more than 75% of the Board (including Mr. Leavitt) is replaced with new directors, except that this shall not apply to any new Directors sponsored by Mr. Leavitt or voted in favor of by him in constituting a slate of directors otherwise. In case the Company offers any shares of its Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), as part of a financing of the Company (and not pursuant to an acquisition, merger, incentive or compensatory arrangement approved by the Board), the Holder shall be entitled to subscribe for such Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), at such price as shall be so offered in proportion to the holdings the Holder would have had this Warrant been exercised immediately prior to the offerings in relationship to all of the issued and outstanding equity securities of the Company. Mr. Leavitt has also entered into an indemnification agreement with the Company pursuant to which the Company has agreed to provide the broadest possible indemnification that is available under Colorado law.

     Rod L. Stambaugh. The Company had an employment agreement under which it paid Rod L. Stambaugh, its former President, $130,000 per year. Mr. Stambaugh may also be granted bonus compensation and/or stock options as approved by the Board from time to time. It is anticipated that Mr. Stambaugh will be entitled to participate in any performance-based bonus plan approved by the Board. In November 1998, Mr. Stambaugh was granted options to purchase 100,000 shares of Common Stock at $2.563 per share, with a four-year vesting schedule of 25% per year. Mr. Stambaugh was granted non-qualified options to purchase an additional 600,000 shares of Common Stock exercisable at $0.813 per share on May 13, 1999, which vest at the rate of 50% upon grant with the balance vesting over the following 12 months. Mr. Stambaugh's employment with the Company was terminated on December 6, 1999.

     Evon A. Kelly. The Company had an employment agreement with Evon A. Kelly, its former Chief Executive Officer, pursuant to which Mr. Kelly received $150,000 in cash compensation per year. The agreement expired on August 20, 1999. Mr. Kelly was also granted a non-qualified stock option to purchase up to 600,000 shares of the Common Stock at $1.00 per share, exercisable as to 10% as of the date of grant (August 4, 1997) and vesting at the rate of 3% per month thereafter so long as Mr. Kelly remains in the employ of the Company. All options must be exercised within 10 years of the date of grant. All options immediately vest and become exercisable upon a change in control of the Company. As of August 20, 1999, a total of 492,000 options had vested. The Company has agreed to indemnify Mr. Kelly for a portion of the tax liability differential between non-qualified stock option and incentive stock option tax treatment, when and if he should exercise his options and dispose of the shares. The balance of Mr. Kelly's options expired 90 days after the end of his term of employment with the Company.

     Robert E. Robichaud. The Company has an employment agreement with Robert E. Robichaud, its Chief Financial and Accounting Officer. Mr. Robichaud receives a salary of $125,000 per year and received a bonus of $10,417 for fiscal year 1998 which was accrued, but not paid. Mr. Robichaud did not receive a bonus for fiscal year 1999. Mr. Robichaud may also be entitled to an annual bonus of up to $25,000. Mr. Robichaud is entitled to severance of one year's salary if he is terminated without cause. As of September 5, 1997, Mr. Robichaud was granted options to purchase up to 50,000 shares of Common Stock at $3.95 per share under the Plan, with a vesting schedule of 10% as of his date of hire (September 5, 1997) and 3% per month thereafter. In November 1998, Mr. Robichaud was granted additional options to purchase 50,000 shares of Common Stock at $2.563 per share, with a four-year vesting schedule of 25% per year. Pursuant to the Plan, all options granted to employees immediately vest and become exercisable upon a merger, acquisition, sale of all assets or other change in control of the Company. Mr. Robichaud was granted non-qualified options to purchase an additional 250,000 shares of Common Stock exercisable at $0.813 per share on May 13, 1999, which vest at the rate of 50% upon grant with the balance vesting over the following 12 months.

Proposed Executive Bonus Plan

     Management of the Company is in the process of formulating a performance-based bonus plan for the Company's executive officers and key personnel, which may include provisions for cash bonus compensation as well as stock based compensation under the Plan or otherwise. Other than certain contingent bonus compensation that has been offered to certain executive officers of the Company as described above, and which is subject to adoption of criteria by the Board of Directors, the Board has not yet approved the parameters of such a bonus plan.

Amended 1992 Stock Option Plan

     General. The Plan was adopted for the purpose of granting employees, directors and consultants of the Company options to purchase Common Stock so that they may have the opportunity to participate in the growth of the Company and to provide these people with an increased incentive to promote the interests of the Company.

     Administration of the Plan. The Plan is administered by at least two disinterested members of the Board or the Board itself. The Board may from time to time adopt rules and regulations, as it deems advisable for the administration of the Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the Plan.

     Grant of Options. Options may be granted under the Plan for a total of 2,680,000 shares of Common Stock. The Board increased the number of shares underlying options available to the Plan to 2,680,000 from 880,000 on August 6, 1997. This amendment was approved by shareholders at the Annual Meeting of Shareholders held February 6, 1998. Additional grants of options may be made only to employees, directors and consultants of the Company and any parent or subsidiary. The Board determines the terms of options granted under the Plan, including the type of option (which can be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option), the exercise price, the number of shares subject to the option, and the exercisability thereof. The Board also determines, at the time of grant, the period during which the option will be exercisable, subject to the limitations of the Plan. Unless otherwise provided at the time of grant, options to employees vest 25% one year from date of grant and 25% on each yearly anniversary thereafter. An option to purchase 20,000 shares at fair market value is automatically issued under the Plan to each non-employee director as of the director's anniversary date. Options granted to non-employee directors' vest 25% at each six-month anniversary thereafter. Information regarding options presently outstanding under the Plan is set forth below.

     Terms and Conditions of Options. The Board may impose on an option any additional terms and conditions which it deems advisable and which are not inconsistent with the Plan. The exercise price of any stock option granted under the Plan must not be less than 100% of the fair market value of a share of Common Stock on the date of grant, except that as to an optionee who at the time an incentive stock option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of such incentive stock option must be at least equal to 110% of the fair market value of the shares as of the date prior to the date of the grant. In addition, no incentive stock option can be granted to any employee where the aggregate fair market value of the shares (determined at the date of such option grant) for which such incentive stock options are exercisable for the first time in any calendar year exceeds $100,000. In connection with a merger, sale of all of the Company's assets, or other transaction which results in the replacement of Common Stock with the stock of another corporation, all granted options (including unvested options) become exercisable immediately prior to the consummation of the transaction, unless other provisions are made with respect to those options.

     Exercise of Options. An optionee may exercise less than the entire vested portion of an option, in which case such unexercised, vested portion shall continue to remain exercisable, subject to the terms of the Plan, until the option terminates. Vested options must be exercised within three months of an optionee's termination of employment with the Company.

Federal Income Tax Consequences Applicable to Options Granted Under the Plan

     Incentive Stock Options. The Company anticipates that all options granted under the Plan and treated by the Company as "incentive stock options," that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the incentive stock option, no income will result to any party; if there is no disposition of the shares until a date that is both (i) two years from the grant of an incentive stock option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between the amount realized and the option price; any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee; generally, the Company receives no deduction in connection with the transaction; and, certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

     Non-qualified Stock Options. The Company anticipates that all non-qualified stock options granted under the Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others: the optionee will recognize no income at the time of grant; upon exercise of the non-qualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares; if the shares acquired upon the exercise of a non-qualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to the holder; such gain or loss will be long-term or short-term depending on whether or not such shares are held for longer than six months; and, the adjusted basis usually (but not always) will include the option price plus any ordinary income described above with respect to such shares.

Form S-8 Registration of Shares of Common Stock
Issuable Pursuant to Options Under the Plan or Otherwise

     The Company registered 880,000 shares of Common Stock underlying options issuable under the Plan with the SEC under a Form S-8 Registration Statement that was effective as of September 1995. The Company intends to file another registration statement on Form S-8 in the near future to register the additional shares issuable pursuant to the exercise of options that have been or may be issued under the Plan.

     In addition, the Company intends to register on Form S-8 the shares underlying option grants issued outside the Plan covering 189,583 shares of Common Stock for Roger L. Peirce, 600,000 shares for Rod L. Stambaugh and 250,000 shares for Robert E. Robichaud, to the extent the options remain outstanding and exercisable at the time the Company files the registration statement.

Options Presently Outstanding Under the Plan

     As of January ___, 2000 there were a total of ______ [to be provided] options outstanding under the Plan, ______ [to be provided] of which were vested at that date. Of the total options outstanding at January __, 2000, ______ [to be provided] were held by directors (two of whom are also officers of the Company), ______ [to be provided] of which were vested; ______ [to be provided] were held by other executive officers, ______ [to be provided] of which were vested; and ______ [to be provided] were held by employees or consultants of the Company, ______ [to be provided] of which were vested. The weighted average per share exercise price of all options outstanding under the Plan as of January __, 2000, was $2.25.

     Director's Compensation

     Directors who are not employees of the Company receive an annual stock option to purchase 20,000 shares of Common Stock. The grant is made pursuant to the Plan as of each director's anniversary date, with an exercise price equal to the market value of the underlying stock as of the date of grant. Options vest 25% on each six-month anniversary following the date of grant. This is the only regular arrangement for compensation of directors. A total of 80,000 stock options were granted to four non-employee directors during the fiscal year ended June 30, 1999.

     On November 23, 1998, the Company's outside directors were each granted 50,000 non-qualified stock options exercisable at $2.563 per share for services rendered to the Company. The options vest monthly over a period of 36 months, assuming the director remains a director of the Company through the vesting period.

     On August 5, 1999, the Company's outside directors were each granted 45,000 non-qualified stock options exercisable at $1.188 per share for services rendered to the Company. The options vested 100% upon grant.

     Report On Repricing Of Stock Options

     On November 23, 1998, the Board terminated options to purchase 1,000,000 shares of Common Stock at an exercise price of $3.438 per share granted on August 21, 1998 to Roger L. Peirce, the Company's Chief Executive Officer at the time, and replaced them with options to purchase 1,300,000 shares of Common Stock, exercisable at $2.563 per share. The market price on November 23, 1998 was $2.563 per share. The original options were intended to promote continuity of employment of Mr. Peirce as a key member of Company management, and to increase incentive and personal interest in the welfare of the Company. The repriced options were intended to accomplish the foregoing objectives.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock and Series B Preferred Stock as of December 31, 1999, by (i) each Director, (ii) the current Chief Executive Officer and each person who served in that capacity during the fiscal year,
(iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, and (v) all executive officers and directors as a group. A person (or group) is deemed to be a beneficial owner of common stock that can be acquired by such person or group within 60 days from December 31, 1999 upon the exercise of warrants, options or other rights exercisable for, or convertible into, common stock. As of December 31, 1999, there were a total of 22,142,977 shares of common stock and 1,954,705 shares of Series B Preferred Stock outstanding.

     Except as otherwise indicated, the address of each of the following persons is c/o U.S. Wireless Data, Inc., 2200 Powell Street, Suite 800, Emeryville, CA 94608.


Certain Holders of Common Stock

                                                                         Shares of Common Stock
                                                                         Beneficially Owned (1)
                                                                         ---------------------
                                                                        Number
                                                                         of           Percent of
Name of Beneficial Owner                                                Shares          Class
------------------------                                                ------        ----------
Dean M. Leavitt                                                      2,082,813 (2)       8.6%
Chester N. Winter                                                      199,281 (3)        *
Alvin C. Rice                                                           89,000 (4)        *
Robert E. Robichaud                                                    304,167 (5)       1.4%
John M. Liviakis                                                     7,443,458 (6)      30.4%
  495 Miller Avenue, 3rd Floor
  Mill Valley, CA  94941
Robert B. Prag                                                       1,422,500 (7)       6.4%
  2455 El Amigo Road
  Del Mar, CA  92014
RBB Bank Aktiengesellschaft                                          1,444,961 (8)       6.1%
  Burgring 16,
  8010 Graz, Austria
Bold Street, LLC                                                     1,836,885 (9)       7.7%
  c/o Thomson Kernaghan & Co.
  365 Bay Street, Suite 1000, 10th Floor.
  Toronto, Ontario M5H2V2
All directors and executive officers as a group (4 persons)          2,675,260 (10)     10.8%

------------------

* Represents less than 1% of outstanding shares.

(1) Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of December 31, 1999, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The Company is currently in negotiation with the holders of the Series B Preferred Stock and the 6% Convertible Debentures to convert, modify or purchase such securities. See "Certain Relationships and Related Transactions -- Transactions with an Investment Banking Firm and Dean M. Leavitt."
(2) Includes 2,082,813 shares which Mr. Leavitt has the right to acquire within 60 days of December 31, 1999, through the exercise of warrants to purchase Common Stock. Does not include warrants to purchase 3,292,188 shares of Common Stock which are not exercisable prior to March 1, 2000 and a warrant granted in connection with the Bridge Financing to purchase 1,363,637 shares of Common Stock which is not exercisable until the approval by the shareholders of an Amendment to increase the number of authorized shares of Common Stock.
(3) Includes 186,781 shares which Mr. Winter has the right to acquire within 60 days of December 31, 1999, through the exercise of stock options.
(4) Represents 89,500 shares which Mr. Rice has the right to acquire within 60 days of December 31, 1999, through the exercise of stock options.
(5) Represents 304,167 shares which Mr. Robichaud has the right to acquire within 60 days of December 31, 1999, through the exercise of stock options.
(6) The information shown is based upon Schedule 13D (Amendment No. 6) dated May 24, 1999, filed on behalf of LFC, John M. Liviakis and Renee A. Liviakis and information known to the Company based on its consulting agreements with LFC and the number of shares issued for the conversion of debt (in the form of notes payable due LFC) to equity. John M. and Renee A. Liviakis are the owners of LFC. The number of shares shown includes a total of 3,523,423 shares of common stock owned by Mr. Liviakis as an individual, plus 1,132,500 shares of common stock issued to LFC pursuant to three consulting agreements between the Company and LFC effective as of July 25, 1997, August 1,1998 and July 1, 1999. The Company issued 225,000 shares, 217,500 shares and 690,000 shares to LFC under the three agreements, respectively. Also included are 2,344,458 shares issued to LFC upon conversion of $1,990,000 principal amount of debt (in the form of notes payable due LFC) to common stock pursuant to an agreement entered into as of March 19, 1999, and 443,077 shares issued to John M. Liviakis to replace shares transferred to the finder in conjunction with the Series B financing. See "- Certain Relationships and Related Transactions - Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates"
(7) Mr. Prag is a former executive officer of LFC. The shares of common stock are owned by Mr. Prag as an individual. See "- Certain Relationships and Related Transactions - Transactions with Liviakis Financial Communications, Inc. ("LFC") and Certain LFC Affiliates"
(8) RBB Bank is the record owner, as agent for various of its clients, of the securities included in the table. Includes 1,024,590 shares of common stock issuable upon the conversion of $1,000,000 of the Company's 6% Convertible Debentures due July 21, 2000, and 232,944 shares issuable upon conversion of 227,353 shares of Series B Preferred Stock, based on the Market Price and the applicable discount to Market Price as of December 31, 1999. The number shown also includes: 50,000 shares of common stock underlying a common stock purchase warrant issued to RBB Bank in conjunction with the purchase of the 6% Convertible Debentures; 20,000 shares of common stock underlying a common stock purchase warrant issued as interest on a bridge loan; and 117,427 shares of common stock underlying common stock purchase warrants issued in conjunction with a partial redemption of Series A Preferred Stock, all of which are presently exercisable. See "- Certain Relationships and Related Transactions - Transactions with RBB."

(9) Represents 1,536,885 shares issuable upon conversion of the Company's Series B Preferred Stock, based on the Market Price and the applicable discount to Market Price as of December 31, 1999, and 300,000 shares of common stock underlying common stock purchase warrants issued to Bold Street in conjunction with the purchase of Series B Preferred Stock.
(10) Includes all shares underlying options and warrants as described in footnotes (2) - (5) of this table.

                 Certain Holders of Series B Preferred Stock (1)

                                                      Stock Beneficially Owned
                                                    ----------------------------
Name of Beneficial Owner                            Number of
------------------------                             Shares
                                                    Series B         Percent of
                                                   Preferred            Class
                                                   ----------        ----------
Dean M. Leavitt                                         --                --
Robert E. Robichaud                                     --                --
Chester N. Winter                                       --                --
Alvin C. Rice                                           --                --
All directors and executive
officers as a group (4 persons)                         --                --

RBB Bank Aktiengesellschaft (2)                      227,353             11.6%
Burgring 16
8010 Graz Austria

Cuttyhunk Fund Limited (3)                            90,941              4.7%
73 Front Street
Hamilton Hm 12 Bermuda

Tonga Partners LP (3)                                136,411              7.0%
c/o Cannell Capital Management
600 California Street 14th, Floor.
San Francisco, CA 94108

Bold Street, LLC                                   1,500,000             76.7%
c/o Thomson Kernaghan & Co.
365 Bay Street, Suite 1000, 10th Floor.
Toronto, Ontario M5H 2V2
------------------

(1) To the Company's knowledge, except as otherwise indicated in the footnotes to this table, all persons named in this table have sole voting and investment power with respect to all shares of Series B Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. There are no shares of Series B Preferred Stock, which are subject to options, warrants or rights held by any person. The Series B Preferred Stock is not publicly traded or registered under the Exchange Act. The Series B Preferred Stock does not generally have voting rights except as specifically provided under Colorado law.
(2) RBB Bank Aktiengesellschaft is the record owner of the shares. RBB holds the shares as agent for various individuals who share voting and investment power over the shares. The Company has been advised that no single individual in the RBB Bank client group owns 5% or more of the shares of Series B Preferred Stock.
(3) The Company has been advised that voting and investment power over the shares is exercisable by Cannell Capital Management, located at 600 California Street, 14th Floor, San Francisco, CA, 94108.

                              PROPOSALS FOR VOTING

PROPOSAL 1:       ELECTION OF DIRECTORS

     The Board of Directors has nominated Dean M. Leavitt, Chester N. Winter and Alvin C. Rice for election as directors of the Company to serve until the next annual or special meeting of shareholders at which a new Board will be elected and their successors shall have been elected and qualified.

Vote Required

     The approval of a plurality of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for election of the nominees as directors. Cumulative voting in the election of directors is not allowed. See "Shares Outstanding, Voting Rights and Proxies," above.

     The Board of Directors Recommends a Vote for Election to the Board of Directors of the Company for Each of the Nominees.


PROPOSAL 2:       APPROVAL OF AMENDMENT OF ARTICLES OF INCORPORATION TO
                  INCREASE THE AUTHORIZED SHARE CAPITAL

     The Board has determined that it would be advisable to amend Section A of Article FOURTH of the Company's Articles of Incorporation to increase the authorized share capital of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased from 55,000,000 to 225,000,000, of which 200,000,000 shares shall be designated
"Common Stock" and 25,000,000 shares shall be designated "Preferred Stock" (the "Amendment").

     The Board has unanimously adopted and declared it advisable and unanimously recommends to the Company's shareholders that Section A of Article FOURTH of the Company's Articles of Incorporation be amended as described. A copy of Section A of Article FOURTH of the Company's Articles of Incorporation, as proposed to be amended by the resolution adopted by the Board is attached as Annex A.

            INCREASE IN NUMBER OF AUTHORIZED SHARES OF SHARE CAPITAL

General

     The Board has approved, subject to shareholder approval at the Annual Meeting, an increase in the number of authorized shares of Common Stock from 40,000,000 to 200,000,000 and an increase in the number of authorized shares of Preferred Stock from 15,000,000 to 25,000,000, which may be issued in one or more series and as to which the Board is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights. As of February 3, 2000, the record date for the Annual Meeting, [To be provided] __________ shares of Common Stock were outstanding, [To be provided] _________ shares were reserved for issuance under the Plan, 15,000,000 shares will be reserved for issuance under the Option Plan (if such plan is approved by shareholders at the Annual Meeting), ________ shares are issuable upon conversion of the ________ shares of Series B Preferred Stock outstanding, ________ shares are issuable upon conversion of the 6% Convertible Debentures and _______ shares are reserved for issuance in relation to outstanding options and warrants. Accordingly, there are only [To be provided] ________ authorized shares of Common Stock unissued and not reserved for future issuance.

     The primary purpose of the Amendment is to provide the Company with enough Common Stock to satisfy its obligations under certain warrants issued in connection with the Bridge Financing to the lender and Dean M. Leavitt and to provide the flexibility to raise additional capital from the sale of shares of Common Stock and Preferred Stock (in a public offering, private placement or otherwise) and to take advantage of possible future opportunities for which the issuance of additional shares of Common Stock or Preferred Stock may be deemed advisable without the delay and expense incident to calling a special meeting. The Board considers the proposed Amendment desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of shareholders to consider any specific issuance. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the shareholders except as may be required by the rules of the NASDAQ or any stock exchange on which the Common Stock is then listed.

     The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Any new shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding, and would be available for issuance at such time and on such terms as the Board of Directors may consider appropriate. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The shareholders do not have pre-emptive rights to purchase additional shares of Common Stock nor will they as a result of this proposal.

     To the extent that any shares of Preferred Stock may be issued, such Preferred Stock may (a) have priority over the Common Stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the Preferred Stock on the Company's Board upon the occurrence of certain events; and (d) require the approval of the Preferred Stock for the taking of certain corporate actions, such as mergers.

     Except for (a) the contemplated private placement of equity and the 13,636,363 shares underlying the warrant issued to the lender and the 1,363,637 shares underlying the warrant issued to Mr. Leavitt in the Bridge Financing described under "Certain Relationships and Related Transactions -- Transactions with an Investment Banking Firm and Dean M. Leavitt," (b) the 15,000,000 shares to be reserved for issuance if Proposal 3 "Adoption of the Company's 2000 Stock Option Plan" is adopted and (c) the Company's negotiations with the holders of the Series B Preferred Stock and the 6% Convertible Debentures, see "Certain Relationships and Related Transactions -- Transactions with an Investment Banking Firm and Dean M. Leavitt," there are no other current negotiations, plans, commitments, agreements or understandings relating to the issuance of any additional shares of Common Stock or Preferred Stock. The timing of the actual issuance of additional shares will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors.

Possible Anti-Takeover Effects of Amendment

     The issuance of additional shares of Common Stock or Preferred Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The increase in authorized Common Stock or Preferred Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of additional shares may be used to dilute such person's ownership of shares of the Company's voting stock. Moreover, "blank check" preferred stock may be used for adoption of a shareholder rights plan or "poison pill."

     To the extent that any shares of Preferred Stock (including Preferred Stock convertible into Common Stock) may be issued on other than a pro rata basis to current shareholders, the present ownership position of current shareholders may be diluted. Such shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if shareholders were offered a premium over the market value of their shares) might be viewed as being beneficial to shareholders of the Company. Management of the Company is not aware of any possible takeover attempts at this time.

     The Amendment has not been proposed as an anti-takeover measure nor is the Board aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in shareholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

Board of Directors Reservation of Rights

     If the Amendment is approved by the shareholders, the Amendment will become effective upon the filing of Articles of Amendment to the Articles of Incorporation of the Company with the Colorado Secretary of State. The Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Amendment, if at any time prior to filing Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Colorado the Board in its sole discretion, determines that the Amendment is no longer in the best interests of the Company and its shareholders. In addition, the Board reserves the right to delay filing the Articles of Amendment to the Articles of Incorporation for up to 12 months following shareholder approval of the Amendment at the Annual Meeting. However, at the present time, the Board intends to proceed with the Amendment as presented herein without delay.

Vote Required

     The  approval  of a  majority  of the  outstanding  shares  of the  Company entitled to vote on the matter is required to amend the Articles of Incorporation. Proxies solicited by the Board will be voted in favor of the adoption of Proposal 2 to amend Paragraph A of Article FOURTH of the Articles of Incorporation unless otherwise indicated thereon.

     John M. Liviakis, owner of 7,443,458 shares of Common Stock has agreed to vote in favor of such proposal. In the event that prior to the Annual Meeting Mr. Leavitt acquires the 2,082,813 shares of Common Stock underlying the warrants granted to him, he has agreed to vote such shares in favor of this proposal.

The Board Recommends a Vote for the Approval of the Amendment to the Articles of Incorporation, Which is Designated as Proposal 2 on the Enclosed Proxy Card.

PROPOSAL 3:       ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN


     The Board has recommended, and at the Annual Meeting the shareholders will be asked to approve, the adoption of the Option Plan. A description of the Option Plan, which Option Plan is attached hereto as Annex B, appears below.

Purpose of the Option Plan

     The purpose of the Option Plan is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of the Company or of any parent or subsidiary (as defined in subsection 5.7 of the Option Plan and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase Common Stock (as defined in Section 3 of the Option Plan), in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

The Option Plan

     The Option Plan provides for the grant of options to purchase up to 15,000,000 shares of Common Stock to selected employees, officers, directors, agents, consultants and independent contractors of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"), or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity.

     The Option Plan will be administered by the Board, except to the extent the Board delegates its authority to a committee of the Board to administer the Option Plan. The administrator of the Option Plan shall hereinafter be referred to as the "Plan Administrator." Any party to whom an option is granted under the Option Plan shall be referred to hereinafter as an "Optionee."

     The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "Exercise Price") shall be established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6 of the Option Plan. In addition, no individual may be granted options under the Option Plan to purchase more than 5,000,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7 of the Option Plan.

     Options granted under the Option Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Option Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Option Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer.

     If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

     Options under the Option Plan must be issued within 10 years from the effective date of the Option Plan which will be March 7, 2000 if the shareholders of the Company approve the adoption of the Option Plan. Stock options granted under the Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% Shareholder are limited to five-year terms. Payment of the option price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check).

     The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

     Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Option Plan.

     Unless sooner terminated by the Board, this Option Plan shall terminate ten years from the earlier of (a) the date on which this Option Plan is adopted by the Board or (b) the date on which this Option Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Option Plan. The amendment or termination of this Option Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Option Plan.

     The Board may at any time suspend, amend or terminate this Option Plan, provided that except as set forth in Section 7 of the Option Plan, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will: (a) increase the number of shares which are to be reserved for the issuance of options under the Option Plan; (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under the Option Plan; or (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

     It is estimated that approximately 26 individuals (21 employees, three officers and two outside directors) are currently eligible to participate in the Option Plan.

Registration of Shares Issued Under Option Plan

     The Company intends that the 15,000,000 shares to be reserved for and issued under the Option Plan, for which approval is now sought, may be registered under the Securities Act. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan.

New Plan Benefits - The Option Plan

                                NEW PLAN BENEFITS

                 U.S. Wireless Data, Inc. 2000 Stock Option Plan


Name and Position                       Dollar Value ($)     Number of Units
-----------------                       ---------------      ---------------

Dean M. Leavitt - Chief Executive                                2,500,000
Officer and Chairman of the Board

     Subject to shareholder approval of the Option Plan, the Company has issued options to purchase ______ shares of Common Stock under the Option Plan, including options to purchase _________ shares of Common Stock to the Company's Chief Executive Officer and Chairman of the Board, _________ and _________. Except as disclosed above, the Company has not yet issued any options under the Option Plan to any current executive officer or any current director who is not an executive officer. Except as disclosed above, the Company does not currently know nor is it determinable the number of additional options that the Company will grant under the Option Plan to any of the aforementioned persons.

Certain Federal Income Tax Consequences of the Option Plan Under Current Law

     An optionee will recognize no taxable income at the time an option is granted.

     An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

     If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

     Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

     The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The Option Plan will not qualify as performance-based compensation.

Vote Required

     The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the Option Plan.

The Board of Directors Recommends a Vote for the Adoption of the Company's 2000 Stock Option Plan, Which is Designated as Proposal 3 on the Enclosed Proxy Card.


PROPOSAL 4:       RATIFICATION OF INDEPENDENT ACCOUNTANTS

     M.R. Weiser & Co. LLP has served as the Company's independent accountants since August 5, 1999.

     The Board of Directors of the Company has appointed M.R. Weiser & Co. LLP ("M.R. Weiser") as independent accountants for the fiscal year ended June 30, 2000 and to render other professional services as required.

     The appointment of M.R. Weiser is being submitted to shareholders for ratification.

     Representatives of M.R. Weiser will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Change in Certifying Accountant

     On August 5, 1999, the Company dismissed PricewaterhouseCoopers LLP ("PWC") as its independent accountants. The reports of PWC on the Company's financial statements for the two fiscal years ending June 30, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of PWC included a reference to a substantial doubt about the Company's ability to continue as a going concern. In connection with its audits for the two most recent fiscal years and through August 5, 1999, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

     The Company requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. PWC furnished the Company with such a letter, dated August 20, 1999, a copy of which was filed by the Company as Exhibit 16 to a Current Report on Form 8-K/A filed by the Company as of August 20, 1999.

     The Company engaged M.R. Weiser, as its new independent accountants as of August 5, 1999. In connection with its audits for the fiscal year ended June 30, 1999, there have not been any disagreements with M.R. Weiser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M.R. Weiser would have caused them to make reference thereto in their report on the financial statements for such years.

     The Board recommended and approved the decision to change independent accountants.

Vote Required

     The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants.

The Board of Directors recommends a vote FOR the ratification of M. R. Weiser & Co. LLP as independent auditors and public accountants of the Company, which is designated as Proposal 4 on the enclosed Proxy card.

                   DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000

     Shareholder proposals intended to be considered for inclusion in the Proxy statement for presentation at the Company's 2000 Annual Meeting of Shareholders must be received at the Company's offices at 2200 Powell Street, Suite 800, Emeryville, California 94608, no later than October 6, 2000, for inclusion in the Company's Proxy statement and form of Proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If the Company elects to move the date of the 2000 Annual Meeting more than 30 days from the date of the 1999 Annual Meeting, such proposals must be received by a reasonable time prior to such meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matter other than those set forth in this Proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

                  DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT


THE COMPANY IS PROVIDING HEREWITH, A COPY OF ITS ANNUAL REPORT ON FORM 10- KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. ALSO INCLUDED HEREWITH, IS A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1999. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERWRITES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUAL PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH AND A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED SEPTEMBER 30, 1999. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, U.S. WIRELESS DATA, INC., 2200 POWELL STREET, SUITE 800, EMERYVILLE, CALIFORNIA 94608 AND THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (510) 596-2025.

                                     ANNEX A

                  PROPOSED AMENDMENT TO SECTION (A) OF ARTICLE
                FOURTH OF THE COMPANY'S ARTICLES OF INCORPORATION

(Amends Section (A) of Article Fourth by replacing it in its entirety with the following section)

      "A. The aggregate number of shares which the Corporation shall have authority to issue is two hundred twenty-five million (225,000,000) shares, consisting of two hundred million (200,000,000) shares of common stock without par value per share (the "Common Stock") and twenty-five million (25,000,000) shares of preferred stock without par value per share (the "Preferred Stock").

                                     ANNEX B

                            U.S. WIRELESS DATA, INC.

                             2000 STOCK OPTION PLAN

        Approved and Adopted by the Board of Directors on January 4, 2000

     SECTION 1. Purpose. The purpose of the U.S. Wireless Data, Inc. 2000 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of U.S. Wireless Data, Inc. (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

     SECTION 2. Administration.

     (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

     (b) For so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange
Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange
Act), or (ii) approved in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

     2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

     2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.

     2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to
Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     SECTION 3. Stock Subject to This Plan. The stock subject to this Plan shall be the Company's Common Stock, no par value per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 15,000,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

     SECTION 4. Eligibility. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

     SECTION 5. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

          5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6. In addition, no individual may be granted options under the Plan to purchase more than 5,000,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7.

          5.2  Term and  Maturity.  Subject  to the  restrictions  contained  in
Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

           Period of Optionee's
           Continuous Relationship
           With the Company or Related
           Corporation From the Date       Portion of Total Option
           the Option is Granted           Which is Exercisable
           ----------------------------    -----------------------
           after 1 year                               33.3%
           after 2 years                              66.6%
           after 3 years                              100 %

          5.3 Exercise.  Subject to any vesting schedule described in subsection
5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

          5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

           The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

          (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

          (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

          (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

          5.5 Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

          5.6 Assignability and Transferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

          5.7 Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

          If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

          If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

          For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

          5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

          5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

          5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

          5.11 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee.
Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code
Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

          5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

          5.13 Valuation of Common Stock Received Upon Exercise.

               5.13.1 Exercise of Options Under Sections 5.4(a) and (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc.'s (the "NASD") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

               5.13.2 Exercise of Option Under Section 5.4(b). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

     SECTION 6. Greater Than 10% Shareholders.

          6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

          6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

     SECTION 7. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

          7.1. Effect of Liquidation, Reorganization or Change in Control.

                7.1.1 Cash, Stock or Other Property for Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

                7.1.2 Conversion of Options on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

           7.2 Fractional Shares. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

           7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

      SECTION 8. Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

      As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

      Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

      SECTION 9. Amendment and Termination.

           9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

                (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

                (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

                (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

           9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

      SECTION 10. Effectiveness Of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

      Adopted by the Board of Directors on January 4, 2000 and approved by the shareholders on _________ __, 2000.

                            U.S. WIRELESS DATA, INC.

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

                                                            Date:_______________

TO: ______________________

     We are pleased to inform you that you have been selected by the Plan Administrator of U.S. Wireless Data, Inc. (the "Company") 2000 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of ________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $____ per share, subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

     Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the "Exercise Price").

     Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

     Date of Grant: The date of grant of the option is _______________.

     Term: The term of the option is ten years from date of grant, unless sooner terminated.

     Vesting:  Your  option  shall vest  according  to the  following  schedule,
provided  you  continue  your   relationship  with  the  Company  or  a  related
corporation:

           Period of Your Continuous
           Relationship With the
           Company or a Related
           Corporation From the          Portion of Total Option
           Date Option is Granted        Which is Exercisable
           --------------------------    -----------------------

           after 1 year                         33.3%
           after 2 years                        66.6%
           after 3 years                        100 %

     Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

     Payment for Shares: The vested portion of this option may be exercised by the delivery of:

      (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

     (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

     (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

      (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

     Termination: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

     Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

     Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

     YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

     It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

     Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                           Very truly yours,

                                           U.S. WIRELESS DATA, INC.

                                           By:
                                              ---------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of ______________, accept the nonqualified stock option described above and in the U.S. Wireless Data, Inc. 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8.

      Dated:
            ----------------------

---------------------------------------    -----------------------------------
   Taxpayer I.D. Number


     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

      Dated:
            -----------------------

                                           ------------------------------
                                                Spouse's Signature


                                           ------------------------------
                                                Printed Name

                               NOTICE OF EXERCISE


U.S. Wireless Data, Inc.
2200 Powell Street, Suite 800
Emeryville, California 94608

Gentlemen:

     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of U.S. Wireless Data, Inc., a Colorado corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2000 Nonqualified Stock Option Agreement ("Agreement") dated ________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

      Name:
           ---------------------------------------
      Address:
              ------------------------------------

      Social Security Number:
                             ---------------------

     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

           (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

           (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

           (c)  the undersigned is a sophisticated investor;

           (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

           (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                             Very truly yours,


                                             -----------------------------------
                                             (signature)


                                             -----------------------------------
                                             (please type or print name)


                                             By:
                                                --------------------------------

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                  ------------------------------

                            U.S. WIRELESS DATA, INC.


                     INCENTIVE STOCK OPTION LETTER AGREEMENT


                                                          Date:
                                                               -----------------
TO:
   ---------------------

     We are pleased to inform you that you have been selected by the Plan Administrator of the U.S. Wireless Data, Inc. (the "Company") 2000 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of ________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $_____ per share subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those
relating  to  withholding   taxes,  are  incorporated  into  this  Agreement  by
reference.

     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

     Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the "Exercise Price").

     Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

     Date of Grant: The date of grant of the option is _______________.

     Term. The term of the option is ten years from date of grant, unless sooner terminated.

     Vesting:  Your  option  shall vest  according  to the  following  schedule,
provided  you  continue  your   relationship  with  the  Company  or  a  related
corporation:

           Period of Your Continuous
           Relationship With the
           Company or a Related
           Corporation From the             Portion of Total Option
           Date Option is Granted           Which is Exercisable
           -------------------------        -----------------------

           after 1 year                         33.3%
           after 2 years                        66.6%
           after 3 years                        100 %

     Exercise. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

     Payment for Shares. The vested portion of this option may be exercised by the delivery of:

     (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

     (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

     (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

     (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of , any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

     Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

     Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

      Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

      YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

      It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

      All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

      This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

      Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                           Very truly yours,

                                           U.S. WIRELESS DATA, INC.



                                           By:
                                              ------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of __________, accept the stock option described above granted under the U.S. Wireless Data, Inc. 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof.

Dated:
      ------------------------

---------------------------------------    -----------------------------------
Taxpayer I.D. Number                       Signature

     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
      ------------------------

                                           ------------------------------
                                           Spouse's Signature


                                           ------------------------------
                                           Printed Name

                               NOTICE OF EXERCISE


U.S. Wireless Data, Inc.
2200 Powell Street, Suite 800
Emeryville, California 94608

Gentlemen:

     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of U.S. Wireless Data, Inc., a Colorado corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2000 Incentive Stock Option Agreement ("Agreement") dated __________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

      Name:
           ---------------------------------------
      Address:
            --------------------------------------

      Social Security Number:
                             -----------------------

     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

           (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

           (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

           (c)  the undersigned is a sophisticated investor;

           (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

           (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                                             Very truly yours,


                                             -----------------------------------
                                             (signature)


                                             -----------------------------------
                                             (please type or print name)


                                             By:
                                                --------------------------------

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                  ------------------------------

                            U.S. WIRELESS DATA, INC.
                  Annual Meeting of Shareholders -March 6, 2000
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in U.S. Wireless Data, Inc. ("Company") hereby constitutes and appoints Dean M. Leavitt and Robert E. Robichaud, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 2200 Powell Street, Suite 800, Emeryville, California, on March 6, 2000, at 2:00 p.m., Pacific Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE and FOR THE APPROVAL OF PROPOSALS 2, 3, and 4.

            (Continued and to be signed and dated on the other side)


                         The Directors recommend a vote FOR all Proposals.                                               Please mark
                                                                                                                         your votes
                                                                                                                    [X]  as this
                                                                                                                         example
                                          ------
                                          COMMON

                                                                                                        FOR      AGAINST    ABSTAIN
1.   Election of Directors              GRANT             WITHHOLD       3.  Proposal to approve the    [  ]       [  ]      [  ]
                                      AUTHORITY           AUTHORITY          U.S. Wireless Data, Inc.
                                       [   ]               [     ]           2000 Stock Option Plan.

                                      to vote for all      to vote for all
                                      nominees listed         nominees
                                       (except as          listed at left
                                      marked in the
                                      contrary, see
                                      instruction below)

                                                                         4.  Proposal to ratify M.R.    FOR      AGAINST    ABSTAIN
     Dean M. Leavitt, Chester N. Winter,                                     Weiser & Co. LLP as        [  ]       [  ]      [  ]
     Alvin C. Rice                                                           independent auditors and
                                                                             public accountants.
     INSTRUCTION:  To withhold authority to vote for any individual nominee, line through the name of the nominee above.
                                                 FOR           AGAINST       ABSTAIN
2.   Proposal  to  approve  an  amendment  to    [  ]            [  ]          [  ]
     the Company's Articles of Incorporation,
     to increase the authorized capital stock
     of the Company to  225,000,000  of which
     200,000,000  shares shall be  designated
     "Common Stock" and 25,000,000  shares of
     which  shall  be  designated  "Preferred
     Stock."

                                                                           The  above  named  proxies  are  granted  the
                                                                           authority,  in their discretion,  to act upon
                                                                           such  other  matters  as  may  properly  come
                                                                           before  the  meeting or any  postponement  or
                                                                           adjournment thereof.

                                                                                     Dated                                   , 2000

                                                                                     Signature(s)
                                                                                                    -------------------------------
                                                                                     Signatures
                                                                                                 ----------------------------------

                                                                                     Please sign  exactly as your name appears and
                                                                                     return this Proxy immediately in the enclosed
                                                                                     stamped self-addressed envelope.

